EXHIBIT 99.1

ASHFORD INC.
CODE OF BUSINESS CONDUCT AND ETHICS

Ashford Inc. (together with its subsidiaries, the “Company”) has adopted this Code of Business Conduct and Ethics (the “Code”).  This Code applies to every director of the Company and every officer (including our chief executive officer (the “CEO”), executive vice president, general counsel and secretary, chief financial officer, chief accounting officer, chief operating officer or chief strategy officer, or their respective successors, as appropriate), and employee of the Company.  For purposes of this Code, the term officers and employees includes individuals who:  (i) are employed directly by the Company; or (ii) are employed by Ashford Hospitality Advisors LLC, the operating company subsidiary of Ashford Inc., or any other subsidiary of Ashford Inc.

We have established this Code to further the Company’s fundamental principles of honesty, loyalty, fairness and forthrightness.  Our Code strives to deter wrongdoing and promote the following six objectives:

1.                                      Honest and ethical conduct;

2.                                      Full, fair, accurate, timely and understandable disclosure of information in reports and documents filed with the Securities and Exchange Commission (the “SEC”) and other public communications;

3.                                      Compliance with the applicable governmental and self-regulatory organization laws, rules and regulations;

4.                                      Deterrence of wrongdoing and prompt internal reporting of Code violations;

5.                                      Protection of Company assets, including corporate opportunities and confidential information; and

6.                                      Accountability for compliance with the Code.

Below, we discuss situations that require application of our fundamental principles and promotion of our objectives.  If there is a conflict between this Code and a specific procedure you should consult the Legal Department of the Advisor for guidance.

ACCOUNTABILITY FOR COMPLIANCE WITH THE CODE

Each of the Company’s directors, officers and employees is expected to:

Understand.  The Company expects YOU to understand the requirements of your position including Company expectations and governmental rules and regulations that apply to your position.

Comply.  The Company expects YOU to comply with this Code and all applicable laws, rules and regulations and to further promote high standards of integrity by conducting all corporate affairs honestly and ethically.

Report.  The Company expects YOU to report any violation of this Code of which you become aware.

Be Accountable.  The Company holds YOU accountable for complying with the Code.

CONFLICTS WITH THE CODE

The Company has entered into certain agreements between the Company, on the one hand, and any of the following entities, on the other hand: (a) Braemar Hotels & Resorts Inc. (“Braemar”) or any of its subsidiaries; (b) Ashford Hospitality Trust, Inc. (“AHT”) or any of its subsidiaries; (c) any entity, and such entities’ subsidiaries, that may be advised by Ashford Inc. or its subsidiaries, in the future pursuant to an advisory agreement or other contract similar to the Amended and Restated Advisory Agreement, dated as of June 10, 2015, by and among AHT, Ashford Hospitality Limited Partnership, Ashford TRS Corporation, Ashford Inc. and Ashford Hospitality Advisors LLC (the

“Advisory Agreement”); and (d) Remington Lodging & Hospitality, LLC (“Remington”), any of its subsidiaries, or any other entity controlled by Monty J. Bennett and/or Archie Bennett, Jr., including but not limited to:

(a)                                 the Separation and Distribution Agreement, dated as of October 31, 2014, by and among AHT, Ashford OP Limited Partner LLC, Ashford Hospitality Limited Partnership, Ashford Inc. and Ashford Hospitality Advisors LLC;

(b)                                 the Advisory Agreement;

(c)                                  the Fifth Amended and Restated Advisory Agreement, dated as of April 23, 2018, by and among Braemar, Braemar Hospitality Limited Partnership, Braemar TRS Corporation, Ashford Inc. and Ashford Hospitality Advisors LLC;

(d)                                 the Enhanced Return Funding Program Agreement and Amendment No. 1 to the Amended And Restated Advisory Agreement, dated as of June 26, 2018, by and among AHT, Ashford Hospitality Limited Partnership, Ashford TRS Corporation, Ashford Inc. and Ashford Hospitality Advisors LLC;

(e)                                  the Amended and Restated Mutual Exclusivity Agreement, dated as of August 8, 2018, by and among Ashford Hospitality Advisors LLC, Ashford Inc. and Remington, which was consented and agreed to by Monty J. Bennett, Chief Executive Officer and Chairman of the Board of Ashford Inc.;

(f)                                   the Mutual Exclusivity Agreement, dated as of August 8, 2018, by and among Braemar Hospitality Limited Partnership, Braemar and Project Management LLC;

(g)                                  the Mutual Exclusivity Agreement, dated as of August 8, 2018, by and among Ashford Hospitality Limited Partnership, AHT and Project Management LLC (together with (e) and (f), the “Mutual Exclusivity Agreements”);

(h)                                 the Master Project Management Agreement, dated as of August 8, 2018, by and among Ashford TRS Corporation, RI Manchester Tenant Corporation, CY Manchester Tenant Corporation, Project Management LLC and Ashford Hospitality Limited Partnership;

(i)                                     the Master Project Management Agreement, dated as of August 8, 2018, by and among Braemar TRS Corporation, CHH III Tenant Parent Corp., RC Hotels (Virgin Islands), Inc. and Project Management LLC; and

(j)                                    the Enhanced Return Funding Program Agreement and Amendment No. 1 to the Fifth Amended and Restated Advisory Agreement, dated as of January 15, 2019, by and among Ashford Inc., Braemar Hospitality Limited Partnership, Braemar TRS Corporation, Braemar and Ashford Hospitality Advisors LLC.

To the extent there is any conflict between this Code and any of the agreements listed above, or any such agreements between the Company and the parties listed above entered into previously or in the future, that is not otherwise expressly addressed by the Corporate Governance Guidelines of the Company, the terms of such agreement shall govern and control such conflict.

ACCOUNTING POLICIES

The Company will make and keep books, records and accounts, which in reasonable detail accurately and fairly present the transactions and disposition of the assets of the Company to promote full, fair, accurate, timely and understandable disclosure.

All directors, officers and employees are prohibited from directly or indirectly falsifying or causing to be false or misleading any financial or accounting book, record or account.  You and others are expressly prohibited from directly or indirectly manipulating an audit, and from destroying or tampering with any record, document or tangible object with the intent to obstruct a pending or contemplated audit, review or federal investigation.  The commission of, or participation in, one of these prohibited activities or other illegal conduct will subject the perpetrator to federal penalties, as well as punishment of up to and including termination of employment.

No director, officer or employee may directly or indirectly:

1.                                      make or cause to be made a materially false or misleading statement regarding the business or the Company; or

2.                                      omit to state, or cause another person to omit to state, any material fact necessary to make statements made not misleading in connection with the audit of financial statements by independent accountants, the preparation of any required reports whether by independent or internal accountants, or any other work which involves or relates to the filing of a document with the SEC.

AMENDMENTS AND MODIFICATIONS OF THIS CODE

There shall be no amendment or modification to this Code except by a vote of the Company’s Board of Directors (the “Board”) or a designated Board committee that will ascertain whether an amendment or modification is appropriate.

In case of any amendment or modification of this Code that applies to an executive officer or director of the Company, the amendment or modification shall be posted on the Company’s Internet website within two days of the Board vote or shall be otherwise disclosed as required by applicable law or NYSE American LLC rules.  Notice posted on the website shall remain there for a period of twelve (12) months and shall be retained in the Company’s files as required by law.

ANONYMOUS REPORTING

If you wish to report a suspected violation of this Code anonymously, you may call the Company’s Anonymous Reporting Hotline at (888) 361-5802 for domestic calls, and (770) 613-6338 for international calls.  The Company will not disclose the identity of any employee who reports a violation of this Code without his or her permission, unless disclosure is unavoidable during an investigation.

ANTI-BOYCOTT AND U.S. SANCTIONS LAWS

We must comply with anti-boycott laws, which prohibit the Company from participating in, and require us to report to the authorities any request to participate in, a boycott of a country or businesses within a country.  If you receive such a request, report it to the Company’s Executive Vice President, General Counsel and Secretary.  We will also not engage in business with any government, entity, organization or individual where doing so is prohibited by applicable laws.  For more information on these laws contact the Legal Department of the Advisor.

ANTITRUST AND FAIR COMPETITION LAWS

The purpose of antitrust laws in the United States and most other countries is to provide a level playing field to economic competitors and to promote fair competition.  No director, officer or employee, under any circumstances or in any context, may enter into any understanding or agreement, whether express or implied, formal or informal, written or oral, with an actual or potential competitor, which would illegally limit or restrict in any way either party’s actions, including the offers of either party to any third party.  This prohibition includes any action relating to prices, costs, profits, products, services, terms or conditions of sale, market share or customer or supplier classification or selection.

It is our policy to comply with all U.S. antitrust laws.  This policy is not to be compromised or qualified by anyone acting for or on behalf of the Company.  You must understand and comply with the antitrust laws as they may bear upon your activities and decisions.  Anti-competitive behavior in violation of antitrust laws can result in criminal penalties, both for the individual involved and for the Company.  Accordingly, any question regarding compliance with antitrust laws or your responsibilities under this policy should be directed to the Legal Department of the Advisor.  Any director, officer or employee found to have knowingly participated in violating the antitrust laws will be subject to disciplinary action, up to and including termination of employment.

Below are some scenarios that are prohibited and scenarios that could be prohibited for antitrust reasons.  These scenarios are not an exhaustive list of all prohibited and possibly prohibited antitrust conduct.  When in doubt about any situation, whether it is discussed below or not, you should consult with the Legal Department of the Advisor.

The following scenario is prohibited for antitrust or anti-competition reasons:

1.                                      Proposals or execution of any agreements or understanding — express or implied, formal or informal, written or oral — with any competitor regarding any aspect of competition between the Company and the competitor for sales to third parties.

The following business arrangements could raise anti-competition or antitrust law issues.  Before entering into them, you must consult with the Legal Department of the Advisor:

1.                                      Exclusive arrangements for the purchase or sale of products or services.

2.                                      Bundling of goods and services.

3.                                      Technology licensing agreements that restrict the freedom of the licensee or licensor.

4.                                      Agreements to add a Company employee to another entity’s Board of Directors.

BRIBERY

You are strictly forbidden from offering, promising, or giving money, gifts, loans, rewards, favors or anything of value to any governmental official, employee, agent or other intermediary (either inside or outside the United States) which is prohibited by law.  Those paying a bribe may subject the Company and themselves to civil and criminal penalties.  When dealing with government customers or officials, no improper payments will be tolerated.  If you receive any offer of money or gifts that is intended to influence a business decision, then it should be reported to your supervisor or the Executive Vice President, General Counsel and Secretary immediately.

The Company prohibits improper payments in all of its activities, whether these activities are with governments or in the private sector.

COMPLIANCE WITH LAWS, RULES AND REGULATIONS

The Company’s goal and intention is to comply with the laws, rules and regulations by which we are governed.  In fact, we strive to comply not only with requirements of the law but also with recognized compliance practices.  All illegal activities or illegal conduct are prohibited whether or not they are specifically set forth in this Code.

Directors, officers and employees shall comply, both in letter and spirit, with all applicable laws, rules and regulations in the cities, states and countries in which the Company operates.  While not all employees, officers and directors are expected to know the details of all applicable laws, rules and regulations, it is important to know enough to determine when to seek advice from appropriate personnel.  Questions about compliance should be addressed to the Legal Department of the Advisor.

Where law does not govern a situation or where the law is unclear or conflicting, you should discuss the situation with your supervisor and management should seek advice from the Legal Department of the Advisor.  Business should always be conducted in a fair and forthright manner.  Directors, officers and employees are expected to act according to high ethical standards.

COMPUTER AND INFORMATION SYSTEMS

For business purposes, officers and employees are provided telephones and computer workstations and software, including network access to computing systems such as the Internet and e-mail, to improve personal productivity and to efficiently manage proprietary information in a secure and reliable manner.  You must obtain the permission from the Information Technology Services Department to install any software on any Company computer or connect any personal laptop to the Company network.  As with other equipment and assets of the Company, we are each responsible for the appropriate use of these assets.  Officers and employees should not expect a right to privacy of their e-mail.  All e-mails on Company equipment are subject to monitoring by the Company.

CONFIDENTIAL INFORMATION BELONGING TO OTHERS

You must respect the confidentiality of information, including, but not limited to, trade secrets and other information given in confidence by others, including but not limited to partners, suppliers, contractors, competitors or customers, just as we protect our own confidential information.  However, certain restrictions about the information of others may place an unfair burden on the Company’s future business.  For that reason, directors, officers and employees should coordinate with the Legal Department of the Advisor to ensure appropriate agreements are in place prior to receiving any confidential third-party information.  These agreements must reflect a balance between the value of the information received and the logistical and financial costs involved in both maintaining confidentiality of the information and also limiting the Company’s business opportunities.  In addition, any confidential information that you may possess from an outside source, such as a previous employer, must not, so long as such information remains confidential, be disclosed to or used by the Company.  Unsolicited confidential information submitted to the Company should be refused, returned to the sender where possible and deleted, if received via the Internet.

CONFIDENTIAL AND PROPRIETARY INFORMATION

It is the Company’s policy to ensure that all operations, activities and business affairs of the Company and our business associates are kept confidential to the greatest extent possible.  Confidential information includes all non-public information that might be of use to competitors, or that might be harmful to the Company or its customers, if disclosed.  Confidential and proprietary information about the Company or its business associates belongs to the Company, must be treated with strictest confidence and is not to be disclosed or discussed with others except when disclosure is authorized by the Company or is legally mandated.

Unless otherwise agreed to in writing, confidential and proprietary information includes any and all methods, inventions, improvements or discoveries, whether or not patentable or copyrightable, and any other information of a similar nature disclosed to the directors, officers or employees of the Company or otherwise made known to us as a consequence of or through employment or association with the Company (including information originated by the director, officer or employee).  This can include, but is not limited to, information regarding the Company’s business, products, processes, and services.  It also can include information relating to research, development, inventions, trade secrets, intellectual property of any type or description, data, business plans, marketing strategies, engineering, contract negotiations, and business methods or practices.

The following are examples of information that is not considered confidential:

•                                          Information that is in the public domain to the extent such information is readily available.

•                                          Information that becomes generally known to the public other than by disclosure by the Company or a director, officer or employee of the Company.

•                                          Information you receive from a party, which is under no legal obligation of confidentiality with the Company with respect to such information.

We have exclusive property rights to all confidential and proprietary information regarding the Company or our business associates.  The unauthorized disclosure of this information could destroy its value to the Company and give others an unfair advantage.  You are responsible for safeguarding Company information and complying with established security controls and procedures.  All documents, records, notebooks, notes, memoranda and similar repositories of information containing information of a secret, proprietary, confidential or generally undisclosed nature relating to the Company or our operations and activities made or compiled by the director, officer or employee or made available to you prior to or during the term of your association with the Company, including any copies thereof, unless otherwise agreed to in writing, belong to the Company and shall be held by you in trust solely for the benefit of the Company, and shall be delivered to the Company by you on the termination of your association with us or at any other time we request.

CONFLICTS OF INTEREST

Conflicts of interest can arise in virtually every area of our operations.  A “conflict of interest” exists whenever an individual’s private interests interfere or conflict in any way with the interests of the Company.  We must strive to avoid conflicts of interest.  We must each make decisions solely in the best interest of the Company.  Any business, financial or other relationship with suppliers, customers or competitors that might impair or appear to impair the exercise of our judgment solely for the benefit of the Company is prohibited.

Here are some examples of actual or apparent conflicts of interest:

Family Members.  Actions of family members may create a conflict of interest.  For example, gifts to family members by a supplier of the Company are considered gifts to you and must be reported.  Doing business for the Company with organizations where your family members are employed or which are partially or fully owned by your family members or close friends may create a conflict or the appearance of a conflict of interest.  For purposes of the Code, “family members” includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, and adoptive relationships.

Relationship with Braemar, AHT and Remington.  The Company has an advisory agreement with each of Braemar and AHT, pursuant to which the Company employs all of the officers of Braemar and AHT and manages their day-to-day operations, subject to the oversight of Braemar’s or AHT’s Board.  The Company has also entered into other agreements from time to time with Braemar, AHT and Remington, and may do so again in the future.  Because these are affiliated entities, the Company is sensitive to the potential for a conflict of interest and dependent on you to ensure that the highest ethical standards are maintained.

Transactions between the Company, on the one hand, and Braemar, AHT or Remington, on the other hand, that are outside the terms of existing agreements, are required to be approved by a majority of the independent directors of the Board or a committee of the Board comprised solely of independent directors for approval prior to their consummation.

Gifts, Entertainment, Loans, or Other Favors.  Directors, officers and employees shall not seek or accept personal gain, directly or indirectly, from anyone soliciting business from, or doing business with the Company, or from any person or entity in competition with us.  Examples of such personal gains are gifts, non-business-related trips, gratuities, favors, loans, and guarantees of loans, excessive entertainment or rewards.  However, you may accept gifts of a nominal value.  Other than common business courtesies, directors, officers, employees and independent contractors must not offer or provide anything to any person or organization for the purpose of influencing the person or organization in their business relationship with us.

Directors, officers and employees are expected to deal with advisors or suppliers who best serve the needs of the Company as to price, quality and service in making decisions concerning the use or purchase of materials, equipment, property or services.  Directors, officers and employees who use the Company’s advisors, suppliers or contractors in a personal capacity are expected to pay market value for materials and services provided.

Outside Employment.  Officers and employees may not participate in outside employment, self-employment, or serve as officers, directors, partners or consultants for outside organizations, if such activity:

1.                                      reduces work efficiency;

2.                                      interferes with your ability to act conscientiously and in our best interest; or

3.                                      requires you to utilize our proprietary or confidential procedures, plans or techniques.

You must inform your supervisor of any outside employment, including the employer’s name and expected work hours.

Reporting Conflicts of Interest or Potential Conflicts of Interest.  You should report any actual or potential conflict of interest involving yourself or others of which you become aware to your supervisor or the Executive Vice President, General Counsel and Secretary.  Officers should report any actual or potential conflict of interest involving yourself or others of which you become aware to the Executive Vice President, General Counsel and Secretary, or to the Chairman of the Nominating and Corporate Governance Committee of the Board.  Directors should report any actual or potential conflict of interest involving yourself or others of which you become aware to the Chairman of the Nominating and Corporate Governance Committee of the Board.

CORPORATE COMMUNICATIONS

See INVESTOR RELATIONS AND PUBLIC AFFAIRS.

CORPORATE OPPORTUNITIES AND PROTECTION AND PROPER USE OF COMPANY ASSETS

You are prohibited from:

1.                                      taking for yourself, personally (or for the benefit of friends or family members), opportunities that are discovered through the use of Company property, information or position;

2.                                      using Company property, information or position for personal gain (including gain of friends or family members); or

3.                                      competing with the Company.

You have a duty to the Company to advance its legitimate interests when the opportunity to do so arises.

You are personally responsible and accountable for the proper expenditure of Company funds, including money spent for travel expenses or for customer entertainment.  You are also responsible for the proper use of property over which you have control, including both Company property and funds and property that customers or others have entrusted to your custody.  Company assets must be used only for proper purposes.

Company property should not be misused.  Company property shall not be sold, loaned or given away regardless of condition or value, without proper authorization.  Each director, officer and employee should protect our assets and ensure their efficient use.  Theft, carelessness and waste have a direct impact on the Company’s profitability and are prohibited.  All of our assets should be used only for legitimate business purposes.

DISCIPLINE FOR NONCOMPLIANCE WITH THIS CODE

Disciplinary actions for violations of this Code can include oral or written reprimands, suspension or termination of employment or a potential civil lawsuit against you.

The violation of laws, rules or regulations, which can subject the Company to fines and other penalties, may result in your criminal prosecution.

DISCLOSURE POLICIES AND CONTROLS

The continuing excellence of the Company’s reputation is dependent upon our full and complete disclosure of important information about the Company that is used in the securities marketplace.  Our financial and non-financial disclosures and filings with the SEC must be transparent, accurate and timely.  Proper reporting of reliable, truthful and accurate information is a complex process involving cooperation between many departments and disciplines.  We must all work together to insure that reliable, truthful and accurate information is disclosed to the public.

The Company shall disclose to the SEC, current security holders and the investing public information that is required, and any additional information that may be necessary to ensure the required disclosures are not misleading or inaccurate.  The Company requires you to participate in the disclosure process, which is overseen by the CEO and the Executive Vice President, General Counsel and Secretary, in consultation with the Audit Committee.  The disclosure process is designed to record, process, summarize and report material information as required by all applicable laws, rules and regulations.  Participation in the disclosure process is a requirement of a public company, and full cooperation and participation by members of the Audit Committee, CEO, Executive Vice President, General Counsel and Secretary and, upon request, other employees in the disclosure process is a requirement of this Code.

Officers and employees must fully comply with their disclosure responsibilities in an accurate and timely manner or be subject to discipline of up to and including termination of employment.

ENVIRONMENT, HEALTH AND SAFETY

The Company is committed to managing and operating our assets in a manner that is protective of human health and safety and the environment.  It is our policy to comply, in all material respects, with applicable health, safety and environmental laws and regulations.  Each employee is also expected to comply with our policies, programs, standards and procedures.  Please see related procedures in the Company’s Employee Handbook.

FAIR DEALING WITH OTHERS

Each employee, officer and director should endeavor to deal fairly with the Company’s customers, suppliers, competitors and employees.  No director, officer or employee should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts or any other unfair-dealing practice.

FILING OF GOVERNMENT REPORTS

Any reports or information provided, on our behalf, to federal, state, local or foreign governments should be true, complete and accurate.  Any omission, misstatement or lack of attention to detail could result in a violation of the reporting laws, rules and regulations.

FOREIGN CORRUPT PRACTICES ACT

The United States Foreign Corrupt Practices Act prohibits giving anything of value, directly or indirectly, to foreign government officials or foreign political candidates in order to obtain, retain or direct business.  Accordingly, corporate funds, property or anything of value may not be, directly or indirectly, offered or given by you or an agent acting on our behalf, to a foreign official, foreign political party or official thereof or any candidate for a foreign political office for the purpose of influencing any act or decision of such foreign person or inducing such person to use his influence or in order to assist in obtaining or retaining business for, or directing business to, any person.

You and our agents are also prohibited from offering or paying anything of value to any foreign person if it is known or there is a reason to know that all or part of such payment will be used for the above-described prohibited actions.  This provision includes situations when intermediaries, such as affiliates, or agents, are used to channel payoffs to foreign officials.

The Foreign Corrupt Practices Act also contains significant internal accounting control and record-keeping requirements that apply to the Company’s domestic and international operations.  For more information on the Foreign Corrupt Practices Act, please consult the Company’s Employee Handbook or contact the Legal Department of the Advisor.

INSIDER TRADING OR STOCK TIPPING

Directors, officers and employees who are aware of material, non-public information (an “Insider”) from or about the Company, Braemar or AHT (collectively, the “Companies”) are not permitted, directly or through family members or other persons or entities, to:

1.                                      buy or sell securities (or derivatives relating to such securities) of the Companies, including transfers in or out of the Companies’ stock funds in the Employee Savings Plan (other than pursuant to a pre-approved trading plan that complies with the SEC Rule 10b5-1); or

2.                                      pass on, tip or disclose material, non-public information to third parties outside the Companies.

Such buying, selling or trading of securities may be punished by discipline of up to and including termination of employment; civil actions, including penalties of up to three times the amount of profit gained or loss avoided by the inside trade or stock tip; or criminal actions, including jail time.

For more detailed information about the Company’s prohibition on insider trading and stock tipping, please refer to the Company’s Policy on Insider Trading and Compliance, which all directors, officers and employees of the Company are required to review and acknowledge on an annual basis.

Trades Following Disclosure.  When material information has been publicly disclosed, each Insider must continue to refrain from buying or selling the securities in question until the third business day after the information has been publicly released to allow the markets time to absorb the information.

INTELLECTUAL PROPERTY:  PATENTS, COPYRIGHTS AND TRADEMARKS

Except as otherwise agreed to in writing between the Company and an officer or employee, all intellectual property you conceive or develop during the course of your employment, related in any way to the past, present and prospective activities of the Company, shall be the sole property of the Company.  The term “intellectual property” includes any invention, discovery, concept, idea, or writing whether protectable or not by any United States or foreign copyright, trademark, patent, or common law including, but not limited to designs, materials, compositions of matter, machines, manufactures, processes, improvements, data, computer software, writings, formula, techniques, know-how, methods, as well as improvements thereof or know-how related thereto concerning any past, present or prospective activities of the Company.  Officers and employees must promptly disclose in writing to the Company any intellectual property developed or conceived either solely or with others during the course of your employment concerning any past, present or prospective activities of the Company and must render any and all aid and assistance, at our expense to secure the appropriate patent, copyright, or trademark protection for such intellectual property.

Works of authorship including literary works such as books, articles, and computer programs; musical works, including any accompanying words; dramatic works, including any accompanying music; pantomimes and choreographic works; pictorial, graphic, and sculptural works; motion pictures and other audiovisual works; sound recordings; and architectural works are protected by United States and foreign copyright law as soon as they are reduced to a tangible medium perceptible by humans with or without the aid of a machine.  A work does NOT have to bear a copyright notice in order to be protected and without the copyright owner’s permission, no one may make copies of the work, create derivative works, distribute the work, perform the work publicly, or display the work publicly.

Copyright laws may protect items posted on a website.  Unless a website grants permission to download the Internet content you generally only have the legal right to view the content.  If you do not have permission to download and distribute specific website content you should contact the Legal Department of the Advisor.

If you are unclear as to the application of this Intellectual Property Policy or if questions arise, please consult with the Legal Department of the Advisor.

INVESTOR RELATIONS AND PUBLIC AFFAIRS

It is very important that the information disseminated about the Company be both accurate and consistent.  For this reason, the Investor Relations Department of the Advisor, in consultation with the Legal Department of the Advisor, is responsible for the Company’s external communications, including all communications with stockholders, analysts and other interested members of the financial community as well as communications with the media, local communities and government officials.  Only authorized executive officers can serve as the spokesperson of the Company in either routine or crisis situations.

NON-RETALIATION FOR REPORTING

In no event will the Company take or threaten any action against you as a reprisal or retaliation for making a complaint or disclosing or reporting information in good faith.  However, if a reporting individual was involved in improper activity, the individual may be appropriately disciplined even if he or she was the one who disclosed the matter to the Company.  In these circumstances, the Company may consider the conduct of the reporting individual in promptly reporting the information as a mitigating factor in any disciplinary decision.

The Company will not allow retaliation against an employee for reporting a possible violation of any laws, rules, regulations or this Code in good faith.  Retaliation for reporting a federal offense is illegal under federal law and prohibited under this Code.  Retaliation for reporting any violation of a law, rule or regulation or a provision of this Code is prohibited.  Retaliation will result in discipline up to and including termination of employment and may also result in criminal prosecution.

POLITICAL CONTRIBUTIONS

You shall refrain from making any use of Company, personal or other funds or resources on behalf of the Company for political or other purposes which are improper or prohibited by the applicable federal, state, local or foreign laws, rules or regulations.  Company contributions or expenditures in connection with election campaigns will be permitted where allowed by federal, state, local or foreign election laws, rules and regulations.

You are encouraged to participate actively in the political process.  We believe that individual participation is a continuing responsibility of those who live in a free state.

PROHIBITED SUBSTANCES

We have policies prohibiting the use of alcohol, illegal drugs or other prohibited items, including legal drugs which affect the ability to perform one’s work duties, while on Company premises.  The Company also prohibits you from reporting to work while under the influence of alcohol or illegal drugs.  We also perform pre-employment and random drug testing on certain employees.  For the procedures on prohibited substances you should see the Company’s Employee Handbook.

RECORD RETENTION

We have a document retention policy to establish retention periods for records created or received in the normal course of business.  A record is information, regardless of physical format, which has been created or received in the transaction of the Company’s business.  Physical format of a record includes hard copy, electronic, magnetic tape, disk, audio, video, optical image, etc.  Each corporate department and division office is responsible for the maintenance, retrieval, transfer, and destruction of its records in accordance with the established filing procedures, records retention schedules and procedures.

The alteration, destruction or falsification of corporate documents or records may constitute a criminal act.  Destruction or alteration of documents with the intent to obstruct a pending or anticipated official government proceeding is a criminal act and could result in large fines and a prison sentence of up to twenty (20) years.  Document destruction or falsification in other contexts can result in a violation of the federal securities laws or the obstruction of justice laws.

Before any destruction of any documents or records, you must consult the procedures adopted by the Company.  You are required to review, follow and abide by the terms of this policy and related procedures.  If the policy or procedure is not clear, questions arise, or there is a pending or anticipated official proceeding, then the Executive Vice President, General Counsel and Secretary must approve any document destruction.

RELATIONS AMONG EMPLOYEES:  RESPECT AND CONTRIBUTION

We function as a team.  Your success as part of this team depends on your contribution and ability to inspire the trust and confidence of your coworkers and supervisors.  Respect for the rights and dignity of others and a dedication to the good of our Company are essential.

A cornerstone of the Company’s success is the teamwork of its directors, officers and employees.  We must each respect the rights of others while working as a team to fulfill our objectives.  To best function as part of a team, you must be trustworthy and dedicated to high standards of performance.  The relationships between business groups also require teamwork.

To facilitate respect and contribution among employees, we have implemented the following employment policies:

1.                                      To hire, pay and assign work on the basis of qualifications and performance;

2.                                      Not to discriminate on the basis of race, religion, ethnicity, national origin, color, gender, sexual orientation, age, citizenship, veteran’s status, marital status or disability;

3.                                      To attract and retain a highly talented workforce;

4.                                      To encourage skill growth through training and education and promotional opportunities;

5.                                      To encourage an open discussion between all levels of employees and to provide an opportunity for feedback from the top to the bottom and from the bottom to the top;

6.                                      To prohibit any sexual, physical, verbal or any other kind of harassment by others while an employee is on the job;

7.                                      To make the safety and security of our employees while at Company facilities a priority;

8.                                      To recognize and reward additional efforts that go beyond our expectations; and

9.                                      To respect all workers’ rights to dignity and personal privacy by not disclosing employee information, including protected health information, unnecessarily.

REPORTING OF CODE VIOLATIONS OR
OTHER ILLEGAL OR UNETHICAL BEHAVIOR

You should be alert and sensitive to situations that could result in actions that might violate federal, state, or local laws or the standards of conduct set forth in this Code.  If you believe your own conduct or that of a fellow employee may have violated any such laws or this Code, you have an obligation to report the matter.

Generally, you should raise such matters first with an immediate supervisor.  However, if you are not comfortable bringing the matter up with your immediate supervisor, or do not believe the supervisor has dealt with the matter properly, then you should raise the matter with an executive officer or, if a law, rule or regulation is in question, then consult with the Executive Vice President, General Counsel and Secretary.  The most important point is that possible violations should be reported and we support all means of reporting them.

Directors and officers should report any potential violations of this Code to the Executive Vice President, General Counsel and Secretary or the Audit Committee of the Board.

ENFORCEMENT

The Company must ensure prompt and consistent action against violations of this Code.

If, after investigating a report of an alleged prohibited action by any other person, the relevant supervisor determines that a violation of this Code has occurred, such supervisor will report such determination to the Executive Vice President, General Counsel and Secretary.

If, after investigating a report of an alleged prohibited action by a director or executive officer, the Audit Committee determines that a violation of this Code has occurred, then such committee will report such determination to the full Board.

Upon receipt of a determination that there has been a violation of this Code, the Company will take such preventative or disciplinary action as it deems appropriate, up to and including termination of employment and, in the event of criminal conduct or other serious violations of the law, notification of appropriate governmental authorities.

WAIVERS

There shall be no waiver of any part of this Code for any director or executive officer except by a vote of the Board that will ascertain whether a waiver is appropriate under all the circumstances.  In case a waiver of this Code is granted to a director or officer, the notice of such waiver shall be disclosed in an SEC Form 8-K within four (4) business days of the Board’s vote or shall be otherwise disclosed as required by applicable law or NYSE American LLC or SEC rules.

A waiver for a specific event arising under the “Conflicts of Interest” section of this Code may be granted to an employee who is not a director or executive officer on the approval of the two (2) following officers:  the Executive Vice President, General Counsel and Secretary and the CEO.  No other waivers of this Code are permitted.

CONCLUSION

This Code is an attempt to point all of us at the Company in the right direction, but no document can achieve the level of principled compliance that we are seeking.  In reality, each of us must strive every day to maintain our awareness of these issues and to comply with the Code’s principles to the best of our abilities.  We must always ask:

•                                          Does it feel right?

•                                          Is this action ethical in every way?

•                                          Is this action in compliance with the law?

•                                          Could my actions create an appearance of impropriety?

•                                          Am I trying to fool anyone, including myself, about the propriety of this action?

We cannot expect perfection, but we do expect good faith.  If you act in bad faith or fail to report illegal or unethical behavior, then you will be subject to disciplinary procedures.  We hope that you agree that the best course of action is to be honest, forthright and loyal at all times.

Last Amended:  March 27, 2019

ACKNOWLEDGMENT OF RECEIPT AND REVIEW(1)

I,                               , acknowledge that I have received and read a copy of the Ashford Inc. Code of Business Conduct and Ethics.  I understand the contents of the Code, and I agree to comply with the policies and procedures set out in the Code.  I understand that I should approach the Executive Vice President, General Counsel and Secretary if I have any questions about the Code generally or any questions about reporting a suspected violation of the Code.

[NAME]

[PRINTED NAME]

[DATE]

(1)             To be signed and returned to the Executive Vice President, General Counsel and Secretary or his successor.